0 Exhibit 99.1 INVESTOR PRESENTATION M AY 2 0 1 90 Exhibit 99.1 INVESTOR PRESENTATION M AY 2 0 1 9

1 Cautionary Note Regarding Forward-Looking Statements DISCLAIMER This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements convey management’s expectations as to the future of HGV, and are based on management’s beliefs, expectations, assumptions and such plans, estimates, projections and other information available to management at the time HGV makes such statements. Forward-looking statements include all statements that are not historical facts and may be identified by terminology such as the words “outlook,” “believe,” “expect,” “potential,” “goal,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “projects,” predicts,” “intends,” “plans,” “estimates,” “anticipates” “future,” “guidance,” “target,” or the negative version of these words or other comparable words. The forward-looking statements contained in this presentation include statements related to HGV’s revenues, earnings, taxes, cash flow and related financial and operating measures, and expectations with respect to future operating, financial and business performance, and other anticipated future events and expectations that are not historical facts. HGV cautions you that its forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of HGV to be materially different from the future results, business performance or achievements expressed or implied by its forward-looking statements. HGV’s forward-looking statements are not guarantees of future performance, and you should not place undue reliance on such statements in this presentation. Factors that could cause HGV’s actual results to differ materially from those contemplated by its forward-looking statements include risks associated with: the inherent business, financial and operating risks of the timeshare industry, including limited underwriting standards due to the real-time nature of industry sales practices, and the intense competition associated with the industry; HGV’s ability successfully market and sell VOIs; HGV’s development and other activities to source inventory for VOI sales; significant increases in defaults on HGV’s vacation ownership mortgage receivables; the ability of managed homeowner associations to collect sufficient maintenance fees; general volatility in the economy and/or the financial and credit markets; adverse economic or market conditions and trends in the tourism and hospitality industry, which may impact the purchasing and vacationing decisions of consumers; actions of HGV or the occurrence of other events that could cause a breach under or termination of the HGV’s license agreement with Hilton that could affect or terminate our access to the Hilton brands and programs, or actions of Hilton that affect the reputation of the licensed marks or Hilton’s programs; economic and operational uncertainties related to HGV’s expanding global operations, including our ability to manage the outcome and timing of such operations and compliance with anti-corruption, data privacy and other applicable laws and regulations affecting our international operations; the effects of foreign currency exchange; changes in tax rates and exposure to additional tax liabilities; the impact of future changes in legislation, regulations or accounting pronouncements; HGV’s acquisitions, joint ventures, and strategic alliances that that may not result in expected benefits, including the termination of material fee-for-service agreements; our dependence on third-party development activities to secure just-in-time inventory; HGV’s use of social media platforms; cyber-attacks, security vulnerabilities, and information technology system failures resulting in disclosure of personal data, company data loss, system outages or disruptions of online services, which could lead to reduced revenue, increased costs, liability claims, harm to user engagement, and harm to HGV’s reputation or competitive position; the impact of claims against HGV that may result in adverse outcomes, including regulatory proceedings or litigation; HGV’s credit facilities, indenture and other debt agreements and instruments, including variable interest rates, operating and financial restrictions, our ability to make scheduled payments, and our ability to refinance our debt on acceptable terms; the continued service and availability of key executives and employees; and catastrophic events or geo-political conditions including war, terrorist activity, political strife or natural disasters that may disrupt HGV’s operations in key vacation destinations. Any one or more of the foregoing factors could adversely impact HGV’s operations, revenue, operating margins, financial condition and/or credit rating. For additional information regarding factors that could cause HGV’s actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation, please see the risk factors discussed in “Part I—Item 1A. Risk Factors” of HGV’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and those described from time to time other periodic reports that we file with the U.S. Securities and Exchange Commission. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business. Except for HGV’s ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, changes in management’s expectations, or otherwise. Non-GAAP Financial Measures This presentation includes discussion of terms that are not recognized terms under U.S. Generally Accepted Accounting Principles (“GAAP”), and financial measures that are not calculated in accordance with GAAP, including contract sales, sales revenue, real estate margin, tour flow, volume per guest (“VPG”), earnings before interest expense (excluding interest expense relating to our non-recourse debt), income tax expense, depreciation and amortization (“EBITDA”), Adjusted EBITDA, Adjusted EBITDA Margin, Net Debt and Net Debt / Adj. EBITDA, Free Cash Flow and Adjusted Free Cash Flow. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP. We derived the non-GAAP financial measures from the following sources: • Audited consolidated statements of operations for the years ended December 31, 2018, 2017, 2016, 2015, 2014 and 2013 and from our audited consolidated balance sheets as of December 31, 2018, 2017, 2016, 2015 and 2014 – Prior to our spin-off from our former parent, Hilton Worldwide (“Hilton”), on January 3, 2017, our consolidated financial statements were derived from the financial results of our former parent and included certain indirect general and administrative costs allocated to us for certain functions and support services primarily on the basis of financial and operating metrics that Hilton has historically used to allocate resources and evaluate performance against its strategic objectives. Both we and Hilton, as our former parent, consider the basis on which expenses have been allocated for periods prior to our spin-off to be a reasonable reflection of the utilization of services provided to or the benefit received by us during the periods presented; • Unaudited consolidated statement of operations for the years ended December 31, 2012 and 2011 and from our unaudited consolidated balance sheet as of December 31, 2013, 2012 and 2011 – These financial statements also contained allocations from Hilton, as our former parent, and were reviewed by our independent registered public accounting firm in connection with the spin-off transaction; and • All financial statements for all periods prior to the year ended December 31, 2011 were derived from Hilton’s financial statements, do not reflect allocations from Hilton and were unaudited. We believe such non-GAAP financial measures provide useful information to our investors about us and our financial condition and results of operations since many of these measures are used by our management to evaluate our operating performance and by securities analyst and investors as a common financial measure for comparison purposes in our industry. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Key Business and Financial Metrics and Terms Used by Management” and “—Results of Operations” sections of our SEC filings, including, but not limited to our most recent Annual report on Form 10-K and quarterly reports on Form 10-Q, for a more detailed discussion of the meanings of these terms and our reasons for providing non-GAAP financial measures. Full reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures for the historical periods and for 2018 and 2019 full year estimates discussed in this presentation appear in the appendix of this presentation. For years 2020 and beyond, refer to “Forward Looking Non-GAAP Financial Measures” below. Forward-Looking Non-GAAP Financial Measures In addition to certain non-GAAP financial measures for historical periods noted above, this presentation contains certain forward-looking non-GAAP financial measures. We provide these forward-looking non-GAAP financial measures to investors on a prospective basis for the same reasons that we provide them to investors on a historical basis. For years 2020 and beyond, we are unable to provide a reconciliation of these forward-looking non-GAAP financial measures to the most directly comparable forward-looking GAAP financial measures without unreasonable effort due to variability and difficulty in making accurate projections for items that would be required to be included in the GAAP financial measures, such as: income tax expense (benefit); interest expense; asset dispositions; foreign currency transactions; debt restructurings/retirements; non-cash impairment losses; reorganization costs, including severance and relocation costs; share-based and certain other compensation expenses; and other items. We believe such reconciliations would imply a degree of precision that would be confusing or misleading to investors. Disclaimer This presentation and the information contained herein are solely for information purposes only. This presentation does not constitute a recommendation regarding securities of Hilton Grand Vacations Inc. This presentation or any related oral presentation does not constitute any offer to sell or issue, or the solicitation of an offer to subscribe for, buy or otherwise acquire any securities of Hilton Grand Vacations Inc. This presentation is not directed to, or intended for distribution to or use by, any person or entity that is a citizen or resident located in any jurisdiction where such distribution, publication, availability or use would be contrary to law or regulation or which would require registration or qualification under the applicable laws of such jurisdiction. We undertake no obligation to publicly update or review any forward-looking statement or information to conform to actual results, whether as a result of new information, future developments, changes in the Company’s expectations, or otherwise, except as required by law. All information in this presentation is as of March 31, 2019 unless otherwise indicated. © 2019 Hilton Grand Vacations Inc. Proprietary1 Cautionary Note Regarding Forward-Looking Statements DISCLAIMER This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements convey management’s expectations as to the future of HGV, and are based on management’s beliefs, expectations, assumptions and such plans, estimates, projections and other information available to management at the time HGV makes such statements. Forward-looking statements include all statements that are not historical facts and may be identified by terminology such as the words “outlook,” “believe,” “expect,” “potential,” “goal,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “projects,” predicts,” “intends,” “plans,” “estimates,” “anticipates” “future,” “guidance,” “target,” or the negative version of these words or other comparable words. The forward-looking statements contained in this presentation include statements related to HGV’s revenues, earnings, taxes, cash flow and related financial and operating measures, and expectations with respect to future operating, financial and business performance, and other anticipated future events and expectations that are not historical facts. HGV cautions you that its forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of HGV to be materially different from the future results, business performance or achievements expressed or implied by its forward-looking statements. HGV’s forward-looking statements are not guarantees of future performance, and you should not place undue reliance on such statements in this presentation. Factors that could cause HGV’s actual results to differ materially from those contemplated by its forward-looking statements include risks associated with: the inherent business, financial and operating risks of the timeshare industry, including limited underwriting standards due to the real-time nature of industry sales practices, and the intense competition associated with the industry; HGV’s ability successfully market and sell VOIs; HGV’s development and other activities to source inventory for VOI sales; significant increases in defaults on HGV’s vacation ownership mortgage receivables; the ability of managed homeowner associations to collect sufficient maintenance fees; general volatility in the economy and/or the financial and credit markets; adverse economic or market conditions and trends in the tourism and hospitality industry, which may impact the purchasing and vacationing decisions of consumers; actions of HGV or the occurrence of other events that could cause a breach under or termination of the HGV’s license agreement with Hilton that could affect or terminate our access to the Hilton brands and programs, or actions of Hilton that affect the reputation of the licensed marks or Hilton’s programs; economic and operational uncertainties related to HGV’s expanding global operations, including our ability to manage the outcome and timing of such operations and compliance with anti-corruption, data privacy and other applicable laws and regulations affecting our international operations; the effects of foreign currency exchange; changes in tax rates and exposure to additional tax liabilities; the impact of future changes in legislation, regulations or accounting pronouncements; HGV’s acquisitions, joint ventures, and strategic alliances that that may not result in expected benefits, including the termination of material fee-for-service agreements; our dependence on third-party development activities to secure just-in-time inventory; HGV’s use of social media platforms; cyber-attacks, security vulnerabilities, and information technology system failures resulting in disclosure of personal data, company data loss, system outages or disruptions of online services, which could lead to reduced revenue, increased costs, liability claims, harm to user engagement, and harm to HGV’s reputation or competitive position; the impact of claims against HGV that may result in adverse outcomes, including regulatory proceedings or litigation; HGV’s credit facilities, indenture and other debt agreements and instruments, including variable interest rates, operating and financial restrictions, our ability to make scheduled payments, and our ability to refinance our debt on acceptable terms; the continued service and availability of key executives and employees; and catastrophic events or geo-political conditions including war, terrorist activity, political strife or natural disasters that may disrupt HGV’s operations in key vacation destinations. Any one or more of the foregoing factors could adversely impact HGV’s operations, revenue, operating margins, financial condition and/or credit rating. For additional information regarding factors that could cause HGV’s actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation, please see the risk factors discussed in “Part I—Item 1A. Risk Factors” of HGV’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and those described from time to time other periodic reports that we file with the U.S. Securities and Exchange Commission. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business. Except for HGV’s ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, changes in management’s expectations, or otherwise. Non-GAAP Financial Measures This presentation includes discussion of terms that are not recognized terms under U.S. Generally Accepted Accounting Principles (“GAAP”), and financial measures that are not calculated in accordance with GAAP, including contract sales, sales revenue, real estate margin, tour flow, volume per guest (“VPG”), earnings before interest expense (excluding interest expense relating to our non-recourse debt), income tax expense, depreciation and amortization (“EBITDA”), Adjusted EBITDA, Adjusted EBITDA Margin, Net Debt and Net Debt / Adj. EBITDA, Free Cash Flow and Adjusted Free Cash Flow. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP. We derived the non-GAAP financial measures from the following sources: • Audited consolidated statements of operations for the years ended December 31, 2018, 2017, 2016, 2015, 2014 and 2013 and from our audited consolidated balance sheets as of December 31, 2018, 2017, 2016, 2015 and 2014 – Prior to our spin-off from our former parent, Hilton Worldwide (“Hilton”), on January 3, 2017, our consolidated financial statements were derived from the financial results of our former parent and included certain indirect general and administrative costs allocated to us for certain functions and support services primarily on the basis of financial and operating metrics that Hilton has historically used to allocate resources and evaluate performance against its strategic objectives. Both we and Hilton, as our former parent, consider the basis on which expenses have been allocated for periods prior to our spin-off to be a reasonable reflection of the utilization of services provided to or the benefit received by us during the periods presented; • Unaudited consolidated statement of operations for the years ended December 31, 2012 and 2011 and from our unaudited consolidated balance sheet as of December 31, 2013, 2012 and 2011 – These financial statements also contained allocations from Hilton, as our former parent, and were reviewed by our independent registered public accounting firm in connection with the spin-off transaction; and • All financial statements for all periods prior to the year ended December 31, 2011 were derived from Hilton’s financial statements, do not reflect allocations from Hilton and were unaudited. We believe such non-GAAP financial measures provide useful information to our investors about us and our financial condition and results of operations since many of these measures are used by our management to evaluate our operating performance and by securities analyst and investors as a common financial measure for comparison purposes in our industry. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Key Business and Financial Metrics and Terms Used by Management” and “—Results of Operations” sections of our SEC filings, including, but not limited to our most recent Annual report on Form 10-K and quarterly reports on Form 10-Q, for a more detailed discussion of the meanings of these terms and our reasons for providing non-GAAP financial measures. Full reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures for the historical periods and for 2018 and 2019 full year estimates discussed in this presentation appear in the appendix of this presentation. For years 2020 and beyond, refer to “Forward Looking Non-GAAP Financial Measures” below. Forward-Looking Non-GAAP Financial Measures In addition to certain non-GAAP financial measures for historical periods noted above, this presentation contains certain forward-looking non-GAAP financial measures. We provide these forward-looking non-GAAP financial measures to investors on a prospective basis for the same reasons that we provide them to investors on a historical basis. For years 2020 and beyond, we are unable to provide a reconciliation of these forward-looking non-GAAP financial measures to the most directly comparable forward-looking GAAP financial measures without unreasonable effort due to variability and difficulty in making accurate projections for items that would be required to be included in the GAAP financial measures, such as: income tax expense (benefit); interest expense; asset dispositions; foreign currency transactions; debt restructurings/retirements; non-cash impairment losses; reorganization costs, including severance and relocation costs; share-based and certain other compensation expenses; and other items. We believe such reconciliations would imply a degree of precision that would be confusing or misleading to investors. Disclaimer This presentation and the information contained herein are solely for information purposes only. This presentation does not constitute a recommendation regarding securities of Hilton Grand Vacations Inc. This presentation or any related oral presentation does not constitute any offer to sell or issue, or the solicitation of an offer to subscribe for, buy or otherwise acquire any securities of Hilton Grand Vacations Inc. This presentation is not directed to, or intended for distribution to or use by, any person or entity that is a citizen or resident located in any jurisdiction where such distribution, publication, availability or use would be contrary to law or regulation or which would require registration or qualification under the applicable laws of such jurisdiction. We undertake no obligation to publicly update or review any forward-looking statement or information to conform to actual results, whether as a result of new information, future developments, changes in the Company’s expectations, or otherwise, except as required by law. All information in this presentation is as of March 31, 2019 unless otherwise indicated. © 2019 Hilton Grand Vacations Inc. Proprietary

2 WHO WE ARE 1 2 3 4 We have a winning Resilient and We manage for Our dynamic net owner growth proven business strong returns capital allocation driven demand model throughout through our unique strategy to strategy in a great economic cycles capital efficient maximize returns is industry that isn’t tied to inventory strategy supported by broader lodging strong financial fundamentals performance © 2019 Hilton Grand Vacations Inc. Proprietary2 WHO WE ARE 1 2 3 4 We have a winning Resilient and We manage for Our dynamic net owner growth proven business strong returns capital allocation driven demand model throughout through our unique strategy to strategy in a great economic cycles capital efficient maximize returns is industry that isn’t tied to inventory strategy supported by broader lodging strong financial fundamentals performance © 2019 Hilton Grand Vacations Inc. Proprietary

NET OWNER GROWTH (NOG)
DRIVEN STRATEGY
HILTON WAIKOLOA VILLAGE
© 2019 Hilton Grand Vacations Inc. Proprietary

4 NOG IS A SIMPLE YET POWERFUL DRIVER OF OUR STRATEGY TO CREATE LONG-TERM SHAREHOLDER VALUE ADD RETAIN Net new existing Owner owners owners GROWTH Deliver exceptional NOG is the y-o-y % Create vacation experiences change in members demand Each new owner is a NOG increases the total We realize substantial We replenish and expand source of highly embedded value in the value in near-term due to embedded value by predictable recurring business year after year faster upgrade cycles constantly adding new EBITDA owners © 2019 Hilton Grand Vacations Inc. Proprietary4 NOG IS A SIMPLE YET POWERFUL DRIVER OF OUR STRATEGY TO CREATE LONG-TERM SHAREHOLDER VALUE ADD RETAIN Net new existing Owner owners owners GROWTH Deliver exceptional NOG is the y-o-y % Create vacation experiences change in members demand Each new owner is a NOG increases the total We realize substantial We replenish and expand source of highly embedded value in the value in near-term due to embedded value by predictable recurring business year after year faster upgrade cycles constantly adding new EBITDA owners © 2019 Hilton Grand Vacations Inc. Proprietary

5

OUR NOG STRATEGY EMBEDS SUBSTANTIAL VALUE IN OUR OWNER BASE FROM THREE HIGHLY PREDICTABLE AND/OR CONTRACTUAL SOURCES


+$1.1B
+$1.5B
+$1.0B

Total: $3.6B

EOY 2018

Note: Ten year cumulative margin, not discounted

FINANCING – 69% MARGIN[1]

- Profits from existing loans and future owner upgrades
- 66% of buyers finance their purchases
- Typically 10-year fixed-rate secured loans with average coupon rates of approximately 12%

CLUB AND RESORT MANAGEMENT – 73% MARGIN[1]

- Profits from current owners
- 2018 average Club and Resort Management revenue per member was $556

REAL ESTATE – 34% MARGIN[1]

- Profits from current owners' future upgrades
- For each $1 of initial purchase, on average owners will purchase another $1.15 in additional upgrades over 20 years

THE EMBEDDED VALUE OF OUR OWNER BASE HAS INCREASED BY ~3X (11% CAGR) SINCE 2007

HILTON GRAND VACATIONS

Note: Embedded value considers total expected nominal margin over 10 year period, not discounted; Does not account for license fees, taxes, perpetuity of club dues, assumes current cost of securitization; 1.) % represents 2018 margin for line of business. Source: HGV internal data

© 2019 Hilton Grand Vacations Inc. Proprietary

6 WE MONETIZE EMBEDDED VALUE IN THE NEAR TERM, THEN EMBED EVEN MORE FUTURE VALUE BY ADDING NEW OWNERS Embedded value of owner base ($M) (Rounded to nearest $100M) 700 3,800 3,600 Finance 1,100 1,000 (500) Club and 1,200 1,100 Resort Real 1,500 1,500 Estate 2018 Embedded value Embedded value NOG Embedded 2019E Embedded value realized in 2019E value added in 2019E © 2019 Hilton Grand Vacations Inc. Proprietary6 WE MONETIZE EMBEDDED VALUE IN THE NEAR TERM, THEN EMBED EVEN MORE FUTURE VALUE BY ADDING NEW OWNERS Embedded value of owner base ($M) (Rounded to nearest $100M) 700 3,800 3,600 Finance 1,100 1,000 (500) Club and 1,200 1,100 Resort Real 1,500 1,500 Estate 2018 Embedded value Embedded value NOG Embedded 2019E Embedded value realized in 2019E value added in 2019E © 2019 Hilton Grand Vacations Inc. Proprietary

7 UPGRADES HAVE ACCELERATED – OWNERS ARE UPGRADING FASTER AND MORE OFTEN % of owners with additional purchase Over 30% of our new owners make an 50% additional purchase in 3 years 40% 30% 20% 10% 0% 5 10 15 20 25 Years of ownership 1 Existing owners are upgrading 5x quicker than the 90s Year first 2011 - 2014 2007 - 2010 2003 - 2006 1999 - 2002 1995 - 1998 2015 - 2018 purchased 1. For those who purchased 1994 – 1996, it took ~15 years for 30% to upgrade, for those who purchased 2012 – 2017, it took ~3 years for 30% to upgrade; Source: Company financials. © 2019 Hilton Grand Vacations Inc. Proprietary7 UPGRADES HAVE ACCELERATED – OWNERS ARE UPGRADING FASTER AND MORE OFTEN % of owners with additional purchase Over 30% of our new owners make an 50% additional purchase in 3 years 40% 30% 20% 10% 0% 5 10 15 20 25 Years of ownership 1 Existing owners are upgrading 5x quicker than the 90s Year first 2011 - 2014 2007 - 2010 2003 - 2006 1999 - 2002 1995 - 1998 2015 - 2018 purchased 1. For those who purchased 1994 – 1996, it took ~15 years for 30% to upgrade, for those who purchased 2012 – 2017, it took ~3 years for 30% to upgrade; Source: Company financials. © 2019 Hilton Grand Vacations Inc. Proprietary

8 OUR NOG STRATEGY HAS DRIVEN INDUSTRY LEADING EBITDA GROWTH Adjusted EBITDA ($M) NOG Revenue ASC 605 CAGR CAGR ('08-'18) ('08-'18) 500 CAGR 435 8% 7% +11% 400 395 390 360 338 300 2 2 299 5% 4% 260 2016 – 2017 flat due to 200 G&A buildout 213 1% -1% 100 0 1 3% 2% 2011 2012 2013 2014 2015 2016 2017 2018 1. ASC606 Adjusted EBITDA is $503M 2. For growth calculations, 2008 figures reflect only Marriott Vacations Worldwide business compared to 2018 which includes the acquisition of Interval Leisure Group on Sept 1, 2018. Source: 10Ks, Internal HGV data © 2019 Hilton Grand Vacations Inc. Proprietary8 OUR NOG STRATEGY HAS DRIVEN INDUSTRY LEADING EBITDA GROWTH Adjusted EBITDA ($M) NOG Revenue ASC 605 CAGR CAGR ('08-'18) ('08-'18) 500 CAGR 435 8% 7% +11% 400 395 390 360 338 300 2 2 299 5% 4% 260 2016 – 2017 flat due to 200 G&A buildout 213 1% -1% 100 0 1 3% 2% 2011 2012 2013 2014 2015 2016 2017 2018 1. ASC606 Adjusted EBITDA is $503M 2. For growth calculations, 2008 figures reflect only Marriott Vacations Worldwide business compared to 2018 which includes the acquisition of Interval Leisure Group on Sept 1, 2018. Source: 10Ks, Internal HGV data © 2019 Hilton Grand Vacations Inc. Proprietary

9

HILTON IS THE WORLD'S MOST VALUABLE HOTEL BRAND[1] AND WE LEVERAGE KEY MARKETING BENEFITS FROM OUR RELATIONSHIP

TRUST

The Hilton brand is a significant influencer when considering and purchasing HGV vacation ownership

"Why did you consider purchasing a timeshare with HGV?"

1. "I was offered a tour package"
2. "The properties were in places I wanted to visit"
3. **"I trusted the brand"**

"Why did you purchase a timeshare with HGV?"

1. "I liked the amenities"
2. **"I trusted the brand"**
3. "It had great destinations"

ACCESS

We source tours from the fastest organic growth loyalty program in the world

Hilton Honors	Wyndham Rewards	Marriott Rewards
20% Annual growth	7% Annual growth	14% Annual growth

DATA

Hilton has a wide digital reach, expansive footprint, and large and growing honors database

~250M	~5.7K	~85M
Unique website visits/yr. One of highest-rated hospitality apps, with one download every 8 seconds	Locations around the world across 113 countries[2]	Hilton Honors members growing to 100M by summer of 2019[2]

1. Brand Finance Hotels 50 2018 report 2. Hilton 2018 Fact Sheet

© 2019 Hilton Grand Vacations Inc. Proprietary

HILTON GRAND VACATIONS

10 DESPITE HALF OUR SALES COMING FROM NEW CUSTOMERS, WE STILL HAVE THE HIGHEST VPG IN THE INDUSTRY 2018 Volume Per Guest $3,743 48% OF SALES TO NEW CUSTOMERS APPROX. $3,666 $4,300 35% OF SALES TO NEW CUSTOMERS $2,642 48% OF SALES TO NEW Effective VPG if we sold CUSTOMERS 35% of sales to new customers $2,392 38% OF SALES TO NEW CUSTOMERS Source: 2018 10K filings and 8-K Earnings Release © 2019 Hilton Grand Vacations Inc. Proprietary10 DESPITE HALF OUR SALES COMING FROM NEW CUSTOMERS, WE STILL HAVE THE HIGHEST VPG IN THE INDUSTRY 2018 Volume Per Guest $3,743 48% OF SALES TO NEW CUSTOMERS APPROX. $3,666 $4,300 35% OF SALES TO NEW CUSTOMERS $2,642 48% OF SALES TO NEW Effective VPG if we sold CUSTOMERS 35% of sales to new customers $2,392 38% OF SALES TO NEW CUSTOMERS Source: 2018 10K filings and 8-K Earnings Release © 2019 Hilton Grand Vacations Inc. Proprietary

11 OUR OWNER BASE IS GLOBALLY DIVERSE AND GROWING 350 5% OTHER INT’L OWNERS 300 (PRIMARILY WESTERN EUROPE AND CANADA) 250 20% JAPANESE OWNERS 8% NOG CAGR 200 75% 150 U.S. OWNERS 8% NOG CAGR 100 2012 2013 2014 2015 2016 2017 2018 © 2019 Hilton Grand Vacations Inc. Proprietary Owners (000s)11 OUR OWNER BASE IS GLOBALLY DIVERSE AND GROWING 350 5% OTHER INT’L OWNERS 300 (PRIMARILY WESTERN EUROPE AND CANADA) 250 20% JAPANESE OWNERS 8% NOG CAGR 200 75% 150 U.S. OWNERS 8% NOG CAGR 100 2012 2013 2014 2015 2016 2017 2018 © 2019 Hilton Grand Vacations Inc. Proprietary Owners (000s)

12

STRONG US OWNER BASE AND UNIQUE STRENGTH IN JAPAN

75%
U.S. OWNERS

56
AVG. OWNER AGE[2]

92%
HOMEOWNERS[2]

22%
OF NEW OWNERS ARE MILLENNIALS[2]

64%
COLLEGE EDUCATED[2]

~$150K
AVERAGE INCOME[3]

749
FICO[5]

20% of US millennials plan to spend more on travel in coming year[1]

20%
JAPAN

61K+
OWNERS

~JP¥13M
AVERAGE INCOME[4]
($117K USD)

16
LEISURE DAYS PER YEAR[4]

69%
COLLEGE EDUCATED[4]

600 in-market team members. Established marketing channels host 130+ events per year[4]

1. Source: BCG Bernstein Consumer Summit Survey, 2017, N=4,045 2. Merkle data, 2018; 3. 2018 HGV US timeshare survey, current HGV owners, n=204; average income is calculated using midpoint of range options provided in survey. Survey results based on self-reported information from Owners
4. 2016 HGV Japan timeshare survey, current HGV owners, n=63; average income calculated using midpoint of range options provided in survey. 5. 2018 10K

© 2019 Hilton Grand Vacations Inc. Proprietary

HILTON GRAND VACATIONS

13 AND WE’VE ONLY SCRATCHED THE SURFACE APPROX. ~49M APPROX. APPROX. 0.5% 49M $75K+ 128M 107M $75K+ penetration in Household households in from age Household targeted US income 1 America 25-74 income APPROX. market 225K HGV owners in the US Source: 2017 US census data 1. Assumes one HGV owner per household © 2019 Hilton Grand Vacations Inc. Proprietary13 AND WE’VE ONLY SCRATCHED THE SURFACE APPROX. ~49M APPROX. APPROX. 0.5% 49M $75K+ 128M 107M $75K+ penetration in Household households in from age Household targeted US income 1 America 25-74 income APPROX. market 225K HGV owners in the US Source: 2017 US census data 1. Assumes one HGV owner per household © 2019 Hilton Grand Vacations Inc. Proprietary

RESILIENCY AND STRENGTH
THROUGH MULTIPLE CYCLES
OCEAN TOWER BY HILTON GRAND VACATIONS, WAIKOLOA, HAWAII

© 2019 Hilton Grand Vacations Inc. Proprietary

15 TOURS HAVE GROWN CONSISTENTLY AND CONVERSION RATES HAVE REMAINED IN A TIGHT RANGE EVEN IN RECESSIONARY TIMES Tours (K) Conversion rate (%) 400 15 300 10 200 5 100 0 0 2001 Great Tours Conversion rate recession recession Source: HGV internal data © 2019 Hilton Grand Vacations Inc. Proprietary 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 201815 TOURS HAVE GROWN CONSISTENTLY AND CONVERSION RATES HAVE REMAINED IN A TIGHT RANGE EVEN IN RECESSIONARY TIMES Tours (K) Conversion rate (%) 400 15 300 10 200 5 100 0 0 2001 Great Tours Conversion rate recession recession Source: HGV internal data © 2019 Hilton Grand Vacations Inc. Proprietary 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018

16

OUR LAST MAJOR INVENTORY INVESTMENT PERIOD WAS 2007-2008 WHEN WE INVESTED $810 MILLION IN FOUR PROJECTS



Annual inventory spend ($M)
600
400
200
0
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
$810M total
Transferred from Hilton during spin
Inventory spend

Tourism Resilient in Major Markets - 2009 Change in Visitation			
Orlando	- 4.7%	Oahu	- 2.0%
NYC	- 2.8%	Big Island	- 6.8%

WE OPENED FOUR PROPERTIES DURING THE GREAT RECESSION

GRAND WAIKIKIAN *(opened 2008)*
Honolulu, Hawaii
- 80% Sold by 2012

WEST 57TH ST. *(opened 2009)*
New York, New York
- 80% Sold by 2011

PARC SOLEIL *(opened 2009)*
Orlando, Florida
- 80% Sold by 2012

KINGS LAND *(opened 2008)*
Waikoloa, Hawaii
- 80% Sold by 2010

Source: HGV Internal Data
© 2019 Hilton Grand Vacations Inc. Proprietary

HILTON GRAND VACATIONS

17 WE’VE MORE THAN DOUBLED OUR SALES AND MARKET SHARE SINCE 2007 5% 13% Net sales through recession HGV market share (2007-2017) Trailing 12-month sales, relative to 2007 HGV has captured more than 20% of the entire growth of the timeshare industry since 2009 250% HGV 200% 150% Market yet to fully recover -3% HGV declined 3% Wyndham 100% Industry Marriott 50% 0% 2008 2010 2012 2014 2016 -35% Market declined 35% Source: Company financials. Publicly available 10K filings. © 2019 Hilton Grand Vacations Inc. Proprietary17 WE’VE MORE THAN DOUBLED OUR SALES AND MARKET SHARE SINCE 2007 5% 13% Net sales through recession HGV market share (2007-2017) Trailing 12-month sales, relative to 2007 HGV has captured more than 20% of the entire growth of the timeshare industry since 2009 250% HGV 200% 150% Market yet to fully recover -3% HGV declined 3% Wyndham 100% Industry Marriott 50% 0% 2008 2010 2012 2014 2016 -35% Market declined 35% Source: Company financials. Publicly available 10K filings. © 2019 Hilton Grand Vacations Inc. Proprietary

18 TODAY WE ARE EVEN BETTER POSITIONED FOR A POTENTIAL SLOWDOWN THAN WE WERE IN 2008 4.1% 1 Sold packages Hilton Honors members Owners who have not Default rate upgraded 372K 85M 185K 5.7% 4.7% 106K 122K 23M 2018 2008 2018 2008 2018 2008 2018 2008 2 In addition, 2018 owner base is % of gross sales globally diversified financed down 4ppt 1. Default rate as % of beginning portfolio balance; 2. % of Gross sales financed excluding 90 day loans. © 2019 Hilton Grand Vacations Inc. Proprietary18 TODAY WE ARE EVEN BETTER POSITIONED FOR A POTENTIAL SLOWDOWN THAN WE WERE IN 2008 4.1% 1 Sold packages Hilton Honors members Owners who have not Default rate upgraded 372K 85M 185K 5.7% 4.7% 106K 122K 23M 2018 2008 2018 2008 2018 2008 2018 2008 2 In addition, 2018 owner base is % of gross sales globally diversified financed down 4ppt 1. Default rate as % of beginning portfolio balance; 2. % of Gross sales financed excluding 90 day loans. © 2019 Hilton Grand Vacations Inc. Proprietary

19

WHILE THERE ARE SOME SIMILARITIES, THE TIMESHARE BUSINESS MODEL IS FUNDAMENTALLY DIFFERENT FROM TRADITIONAL HOTELS

There are some high level similarities between timeshare and hotels…

- Top timeshare companies are partnered with leading global brands
- Deliver an exceptional guest experience on and off property
- Offer range of product and amenity levels across footprint

…but many key fundamentals are very different from the traditional hotel model

- Very limited exposure to volatility in asset values - focus on selling out projects vs. long-term asset speculation
- Minimal focus on rental income as available inventory primarily used to support sales with tour guests, then rental
- Low observed price elasticity of demand vs. traditional lodging
- Limited-to-no ongoing property-level capex by timeshare developer - fully funded by owners each year as part of maintenance fees
- Dedicated focus on leisure travelers - insulated from exposure to highly cyclical business travel

© 2019 Hilton Grand Vacations Inc. Proprietary

20 CAPITAL EFFICIENT INVENTORY STRATEGY © 2019 Hilton Grand Vacations Inc. Proprietary20 CAPITAL EFFICIENT INVENTORY STRATEGY © 2019 Hilton Grand Vacations Inc. Proprietary

21

DIVERSIFIED, CAPITAL-EFFICIENT INVENTORY SOURCING STRATEGY

Capital efficient development deals

Fee for service
Asset always sits on partner's balance sheet

Just-in-time
Asset sits on partner's balance sheet until it is ready to be sold

Traditional development deals

Development deals
Asset sits on balance sheet from beginning of project

Inventory reacquisition
Reacquire inventory from owners when they are ready to sell

Curate Inventory	Maximize growth	Efficiently deploy capital	Grow EBITDA with strong returns
Able to select inventory in strategic markets with variety of deal types	Having broad range of deal structures gives us flex to entertain more deals, more developers, and more markets to maximize NOG growth and contract sales	Using capital efficient deals allows us to support more growth with less deployed capital at any one time	Allows us to grow EBITDA while maintaining strong returns

HILTON GRAND VACATIONS

© 2019 Hilton Grand Vacations Inc. Proprietary

22 OUR THREE DEAL STRUCTURES EACH OFFER ATTRACTIVE RETURNS BUT SCALE AND TIMING OF RETURNS AND CASH FLOWS WILL VARY Cumulative Adj. EBITDA ($M) Cumulative Cash Flow ($M) Cash generated ($M) & ROIC (%) $80 $60 $70 $40 $57 M $60 $50 M $20 $50 $40 $0 $30 1 Cash invested in project : $26 M Developed: ~$60M -$20 $20 JIT: ~$70M FFS: ~$3M $10 -$40 $0 -$60 -$10 1 3 5 7 9 11 13 15 17 19 21 23 25 Developed JIT FFS 1 3 5 7 9 11 13 15 17 19 21 23 25 Project life Project life 15% - 22% 18% - 30% 30%+ ROIC Illustrative $200M contract sales project Developed Fee for service Just in time 1. Represent year of initial investment. Note: Includes fully loaded project costs, all cash flow after tax Source: HGV Internal Data, © 2019 Hilton Grand Vacations Inc. Proprietary22 OUR THREE DEAL STRUCTURES EACH OFFER ATTRACTIVE RETURNS BUT SCALE AND TIMING OF RETURNS AND CASH FLOWS WILL VARY Cumulative Adj. EBITDA ($M) Cumulative Cash Flow ($M) Cash generated ($M) & ROIC (%) $80 $60 $70 $40 $57 M $60 $50 M $20 $50 $40 $0 $30 1 Cash invested in project : $26 M Developed: ~$60M -$20 $20 JIT: ~$70M FFS: ~$3M $10 -$40 $0 -$60 -$10 1 3 5 7 9 11 13 15 17 19 21 23 25 Developed JIT FFS 1 3 5 7 9 11 13 15 17 19 21 23 25 Project life Project life 15% - 22% 18% - 30% 30%+ ROIC Illustrative $200M contract sales project Developed Fee for service Just in time 1. Represent year of initial investment. Note: Includes fully loaded project costs, all cash flow after tax Source: HGV Internal Data, © 2019 Hilton Grand Vacations Inc. Proprietary

23

BY OPTIMIZING MIX OF OWNED AND CAPITAL EFFICIENT DEALS WE CAN MAXIMIZE ADJUSTED EBITDA GROWTH AND STILL DRIVE ROIC

Note: based on actual committed pipeline and feasibility projects


Adjusted EBITDA ($M)
600
500
400
300
2016
2017
2018
2019
2020
2021


ROIC (%)
40
35
30
25
20
15
2016
2017
2018
2019
2020
2021

2018 Outlook — 2016 Investor Day Scenario

1. Implied performance based on 2016 Investor Day presentation. HGV Internal Data
2. Forecasted implied performance based on 2018 Outlook presented is not intended to predict future events, but to present a multi-year target for key metrics based on estimated growth rate ranges. The Company is unable to provide a reconciliation of 2020 – 2021 non-GAAP measures to the closest GAAP equivalent without unreasonable effort because the Company is unable to predict with reasonable certainty the totality or ultimate outcome or occurrence of these adjustments or other potential adjustments [such as income tax expense (benefit), interest expense, asset dispositions; foreign currency transactions; debt restructurings/retirements; non-cash impairment losses; reorganization costs, including severance and relocation costs; share-based and certain other compensation expenses; and other items] that may arise in the future during the outlook period, which can be dependent on future events that may not be reliably predicted.

Actual results may differ materially.

© 2019 Hilton Grand Vacations Inc. Proprietary

HILTON GRAND VACATIONS

24

OUR INVENTORY SPENDING COMMITMENTS ARE IN PROVEN SEQUEL MARKETS OR STRATEGICALLY IMPORTANT NEW MARKETS

Inventory spending ($ millions) guidance[1]


497
315-365
50
315
375-425
50
375
375-425
50
375
2018
2019
2020
2021

Capital committed to strategic projects opening within 4 years

Project	Sales Start	Opening
Japan (Bay Forest - Odawara)	In Sales	Opened
Hawaii (Ocean Tower)	In Sales	Opened
Barbados (The Crane)	In Sales	Opened
Hilton Head (Ocean Oak)	In Sales	Opened
Myrtle Beach (Ocean Enclave)	In Sales	2019
Chicago (Magnificent Mile)	In Sales	2019
New York (The Central at 5th)	In Sales	2020
Charleston (Liberty Place)	2019 H1	2021
New York (Quin)	2019 H2	2019
Los Cabos (La Pacifica Los Cabos)	2020 H1	2020
Hawaii (Maui Bay Villas)	2020 H1	2021
Hawaii (Waikiki)	2020 H2	2022
Japan (Sesoko)	2021 H2	2021

1. Excludes expense related to granting credit to customers for their existing ownership when upgrading into fee-for-service projects of $34 million recorded in Costs of VOI sales for the year ended December 31, 2018 and a similar level for years 2019 through 2021.

Source: Company financials

© 2019 Hilton Grand Vacations Inc. Proprietary

HILTON GRAND VACATIONS

25 DYNAMIC CAPITAL ALLOCATION STRATEGY SUPPORTED BY STRONG FINANCIAL PERFORMANCE H I L T O N H A W A I I A N V I L L A G E , O A H U , H A W A I I © 2019 Hilton Grand Vacations Inc. Proprietary25 DYNAMIC CAPITAL ALLOCATION STRATEGY SUPPORTED BY STRONG FINANCIAL PERFORMANCE H I L T O N H A W A I I A N V I L L A G E , O A H U , H A W A I I © 2019 Hilton Grand Vacations Inc. Proprietary

26 WE WILL TAKE A DYNAMIC APPROACH TO ALLOCATING CAPITAL AND MAXIMIZING RETURNS INVEST IN INVENTORY / PRODUCT FOR PROFITABLE GROWTH Average of $375 - $425M in investments per year over the next 3 years SHARE REPURCHASES STRATEGIC M&A AND DIVIDENDS Authorization to repurchase Maintain flexibility should $200M of outstanding shares compelling opportunity arise Balance sheet § Preserve liquidity and § Increase flexibility to be § Maintain current credit maintain conservative opportunistic and growth- rating and target 1.5x – 1 capital structure 2.0x leverage focused through cycles 1. Excludes non-recourse debt © 2019 Hilton Grand Vacations Inc. Proprietary26 WE WILL TAKE A DYNAMIC APPROACH TO ALLOCATING CAPITAL AND MAXIMIZING RETURNS INVEST IN INVENTORY / PRODUCT FOR PROFITABLE GROWTH Average of $375 - $425M in investments per year over the next 3 years SHARE REPURCHASES STRATEGIC M&A AND DIVIDENDS Authorization to repurchase Maintain flexibility should $200M of outstanding shares compelling opportunity arise Balance sheet § Preserve liquidity and § Increase flexibility to be § Maintain current credit maintain conservative opportunistic and growth- rating and target 1.5x – 1 capital structure 2.0x leverage focused through cycles 1. Excludes non-recourse debt © 2019 Hilton Grand Vacations Inc. Proprietary

27 STRONG FUNDAMENTAL BUSINESS DRIVERS Tours (‘000) Members (‘000) +8% +8% Contract Sales ($M) Default Rate +12% Note: CAGR shown for multi-year periods; y-o-y % growth shown for YTD comparisons. © 2019 Hilton Grand Vacations Inc. Proprietary 1. Domestic defaults as % of beginning balance; 2. % of Gross sales financed excluding 90 day loans, Source: HGV Internal data 2014 2014 905 262 2015 2015 1,068 288 2016 2016 1,172 306 2017 2017 1,275 331 2018 2018 1,410 358 2014 2014 3.22% 230 2015 2015 2.84% 250 2016 2016 3.67% 269 2017 2017 4.12% 288 2018 2018 4.71% 30927 STRONG FUNDAMENTAL BUSINESS DRIVERS Tours (‘000) Members (‘000) +8% +8% Contract Sales ($M) Default Rate +12% Note: CAGR shown for multi-year periods; y-o-y % growth shown for YTD comparisons. © 2019 Hilton Grand Vacations Inc. Proprietary 1. Domestic defaults as % of beginning balance; 2. % of Gross sales financed excluding 90 day loans, Source: HGV Internal data 2014 2014 905 262 2015 2015 1,068 288 2016 2016 1,172 306 2017 2017 1,275 331 2018 2018 1,410 358 2014 2014 3.22% 230 2015 2015 2.84% 250 2016 2016 3.67% 269 2017 2017 4.12% 288 2018 2018 4.71% 309

28 TRANSLATE INTO HEALTHY REVENUE AND MARGIN GROWTH Total Revenue ($M) Financing Margin ($M) Real Estate Margin ($M) +10% +8% +6% Resort & Club Margin ($M) Rental & Ancillary Margin ($M) Adjusted EBITDA ($M) +11% +16% +7% All figures ASC 605 Note: CAGR shown for multi-year periods; y-o-y % growth shown for YTD comparisons. © 2019 Hilton Grand Vacations Inc. Proprietary 1. Domestic defaults as % of beginning balance; 2. % of Gross sales financed excluding 90 day loans, Source: HGV Internal data 2014 1,317 2014 338 2015 1,475 2015 360 2016 1,583 2016 390 2017 1,711 2017 395 1,904 2018 2018 435 2014 244 2014 83 2015 271 2015 93 2016 286 2016 107 2017 307 2017 115 2018 329 2018 125 2014 88 2014 47 2015 95 2015 51 2016 102 2016 60 2017 104 2017 57 2018 109 85 201828 TRANSLATE INTO HEALTHY REVENUE AND MARGIN GROWTH Total Revenue ($M) Financing Margin ($M) Real Estate Margin ($M) +10% +8% +6% Resort & Club Margin ($M) Rental & Ancillary Margin ($M) Adjusted EBITDA ($M) +11% +16% +7% All figures ASC 605 Note: CAGR shown for multi-year periods; y-o-y % growth shown for YTD comparisons. © 2019 Hilton Grand Vacations Inc. Proprietary 1. Domestic defaults as % of beginning balance; 2. % of Gross sales financed excluding 90 day loans, Source: HGV Internal data 2014 1,317 2014 338 2015 1,475 2015 360 2016 1,583 2016 390 2017 1,711 2017 395 1,904 2018 2018 435 2014 244 2014 83 2015 271 2015 93 2016 286 2016 107 2017 307 2017 115 2018 329 2018 125 2014 88 2014 47 2015 95 2015 51 2016 102 2016 60 2017 104 2017 57 2018 109 85 2018

29

NEARLY 70% OF OUR ADJUSTED EBITDA[1,2] COMES FROM RECURRING SOURCES OR HIGHLY PREDICTABLE OWNER UPGRADES



Segment adjusted EBITDA ($M)
1,000
500
2019
2020[3]
2021[3]
2022[3]
2023[3]

Segment adjusted EBITDA

10% -15%	Real estate EBITDA from new owners
15% - 20%	Rental & ancillary EBITDA
32% - 37%	Real estate and transaction EBITDA from existing owners[1]
35% - 40%	EBITDA from recurring revenue streams[2]

1.) Highly predictable EBITDA from upgrades and transaction fees; 2.) Contractually recurring revenue streams of financing and resort management & operations; 3.) Information presented is not intended to predict future events, but to provide an illustrative example of the consistency of certain contributions to our Adjusted EBITDA over multiple periods The Company is unable to provide a reconciliation of 2020 – 2023 non-GAAP measures to the closest GAAP equivalent without unreasonable effort because the Company is unable to predict with reasonable certainty the totality or ultimate outcome or occurence of these adjustments or other potential adjustments such as income tax expense (benefit), interest expense, asset dispositions; foreign currency transactions; debt restructurings/retirements; non-cash impairment losses; reorganization costs, including severance and relocation costs; share-based and certain other compensation expenses; and other items that may arise in the future during the outlook period, which can be dependent on future events that may not be reliably predicted. Actual results may differ materially.
Note: %'s based on 2023 EBITDA margin projections, recurring revenue includes financing, club & resort mgmt., and rental and ancillary, not adjusted for G&A and licensing fee.

Source: HGV Internal Data

© 2019 Hilton Grand Vacations Inc. Proprietary

HILTON GRAND VACATIONS

30 2019 GUIDANCE Guidance Metrics 2019 Net income $240M - $255M Earnings per share - diluted $2.61 - $2.77 Adjusted EBITDA $445M - $465M Net cash flow provided by operating activities $85M - $125M Adjusted free cash flow $60M - $120M Contract sales growth 5% - 8% FFS as % of contract sales 48% - 54% None expected Construction deferral impact (full year) Source: HGV Internal Data © 2019 Hilton Grand Vacations Inc. Proprietary All figures ASC 606 1. Domestic defaults as % of beginning balance; 2. % of Gross sales financed excluding 90 day loans, Source: HGV Internal data30 2019 GUIDANCE Guidance Metrics 2019 Net income $240M - $255M Earnings per share - diluted $2.61 - $2.77 Adjusted EBITDA $445M - $465M Net cash flow provided by operating activities $85M - $125M Adjusted free cash flow $60M - $120M Contract sales growth 5% - 8% FFS as % of contract sales 48% - 54% None expected Construction deferral impact (full year) Source: HGV Internal Data © 2019 Hilton Grand Vacations Inc. Proprietary All figures ASC 606 1. Domestic defaults as % of beginning balance; 2. % of Gross sales financed excluding 90 day loans, Source: HGV Internal data

31 APPENDIX H I L T O N H A W A I I A N V I L L A G E , O A H U , H A W A I I © 2019 Hilton Grand Vacations Inc. Proprietary31 APPENDIX H I L T O N H A W A I I A N V I L L A G E , O A H U , H A W A I I © 2019 Hilton Grand Vacations Inc. Proprietary

32 OUTLOOK ADJUSTED EBITDA AND FCF RECONCILIATION 2019E Low Case High Case ($ millions) Net income $240 $255 Income tax expense 89 95 Interest expense 40 37 Depreciation and amortization 45 42 Interest expense and depreciation and amortization from unconsolidated affiliates 1 2 EBITDA $415 $431 Share based comp 28 30 1 Other items 2 4 Adjusted EBITDA $445 $465 ADJUSTED FREE CASH FLOW Cash flow provided by operating activities 85 125 Non-inventory capex (65) (55) Free cash flow $20 $70 Net proceeds from securitization activity 40 50 Adjusted free cash flow $60 $120 1.) Represents adjustments for one-time public company costs. © 2019 Hilton Grand Vacations Inc. Proprietary 1. Domestic defaults as % of beginning balance; 2. % of Gross sales financed excluding 90 day loans, Source: HGV Internal data32 OUTLOOK ADJUSTED EBITDA AND FCF RECONCILIATION 2019E Low Case High Case ($ millions) Net income $240 $255 Income tax expense 89 95 Interest expense 40 37 Depreciation and amortization 45 42 Interest expense and depreciation and amortization from unconsolidated affiliates 1 2 EBITDA $415 $431 Share based comp 28 30 1 Other items 2 4 Adjusted EBITDA $445 $465 ADJUSTED FREE CASH FLOW Cash flow provided by operating activities 85 125 Non-inventory capex (65) (55) Free cash flow $20 $70 Net proceeds from securitization activity 40 50 Adjusted free cash flow $60 $120 1.) Represents adjustments for one-time public company costs. © 2019 Hilton Grand Vacations Inc. Proprietary 1. Domestic defaults as % of beginning balance; 2. % of Gross sales financed excluding 90 day loans, Source: HGV Internal data

33 HISTORICAL ADJUSTED EBITDA AND FCF RECONCILIATION For the year ending 12/31 1 1 1 1 1 1 1 1 (in millions) 2011 2012 2013 2014 2015 2016 2017 2018 Total revenues $1,007 $1,172 $1,224 $1,317 $1,475 $1,583 $1,711 $1,904 Net income 73 118 128 167 174 168 327 247 Interest expense 53 45 48 36 29 29 27 30 Income tax expense (benefit) 53 82 90 113 118 125 (16) 88 Depreciation and amortization 31 11 16 18 22 24 29 38 Interest expense, D&A included in equity in earnings from unconsolidated affiliate - - - - - - 3 4 2 EBITDA $210 $256 $282 $334 $343 $346 $370 $407 Gain on debt extinguishment - - (22) - - - - Other (gain)/loss (1) 3 5 (3) - 1 - 1 Share-based compensation expense - 1 22 4 13 8 15 16 Other adjustment items 4 - 12 3 4 35 10 11 2 Adjusted EBITDA $213 $260 $299 $338 $360 $390 $395 $435 3 Cash flow provided by (used in) operations - - - 214 165 190 356 (159) Non-inventory capital expenditures - - - (17) (18) (34) (47) (63) Free cash flow - - - $197 $147 $156 $309 (222) NET CONSTRUCTION DEFERRAL ACTIVITY Sales of VOI, net $(5) $(5) $(5) $133 Cost of VOI sales (1) (1) (2) 36 Sales, marketing, general and administrative expense (1) 1 - 18 Net construction recognitions (deferrals) included in net income/ EBITDA/Adjusted EBITDA $(3) $(5) $(3) $79 1. All figures ASC 605 2. During the first quarter of 2017, we revised our definition of EBITDA to exclude the adjustment of interest expense relating to our non-recourse debt as a reconciling item to arrive at net income (loss) in order to conform to the presentation of the timeshare industry following the consummation of the spin-off form Hilton 3. For the years ended December 31, 2014, 2015, 2016, amounts include share-based compensation expense which, prior to the spin-off, were included as a component of financing activities on the condensed consolidated statements of cash flows Disclaimer: Past performance does not necessarily predict future results © 2019 Hilton Grand Vacations Inc. Proprietary 1. Domestic defaults as % of beginning balance; 2. % of Gross sales financed excluding 90 day loans, Source: HGV Internal data33 HISTORICAL ADJUSTED EBITDA AND FCF RECONCILIATION For the year ending 12/31 1 1 1 1 1 1 1 1 (in millions) 2011 2012 2013 2014 2015 2016 2017 2018 Total revenues $1,007 $1,172 $1,224 $1,317 $1,475 $1,583 $1,711 $1,904 Net income 73 118 128 167 174 168 327 247 Interest expense 53 45 48 36 29 29 27 30 Income tax expense (benefit) 53 82 90 113 118 125 (16) 88 Depreciation and amortization 31 11 16 18 22 24 29 38 Interest expense, D&A included in equity in earnings from unconsolidated affiliate - - - - - - 3 4 2 EBITDA $210 $256 $282 $334 $343 $346 $370 $407 Gain on debt extinguishment - - (22) - - - - Other (gain)/loss (1) 3 5 (3) - 1 - 1 Share-based compensation expense - 1 22 4 13 8 15 16 Other adjustment items 4 - 12 3 4 35 10 11 2 Adjusted EBITDA $213 $260 $299 $338 $360 $390 $395 $435 3 Cash flow provided by (used in) operations - - - 214 165 190 356 (159) Non-inventory capital expenditures - - - (17) (18) (34) (47) (63) Free cash flow - - - $197 $147 $156 $309 (222) NET CONSTRUCTION DEFERRAL ACTIVITY Sales of VOI, net $(5) $(5) $(5) $133 Cost of VOI sales (1) (1) (2) 36 Sales, marketing, general and administrative expense (1) 1 - 18 Net construction recognitions (deferrals) included in net income/ EBITDA/Adjusted EBITDA $(3) $(5) $(3) $79 1. All figures ASC 605 2. During the first quarter of 2017, we revised our definition of EBITDA to exclude the adjustment of interest expense relating to our non-recourse debt as a reconciling item to arrive at net income (loss) in order to conform to the presentation of the timeshare industry following the consummation of the spin-off form Hilton 3. For the years ended December 31, 2014, 2015, 2016, amounts include share-based compensation expense which, prior to the spin-off, were included as a component of financing activities on the condensed consolidated statements of cash flows Disclaimer: Past performance does not necessarily predict future results © 2019 Hilton Grand Vacations Inc. Proprietary 1. Domestic defaults as % of beginning balance; 2. % of Gross sales financed excluding 90 day loans, Source: HGV Internal data

3434